                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

[X] Filed by the Registrant

[_] Filed by a Party other than the Registrant

Check the appropriate box:

[_] Preliminary Proxy Statement             [_]Confidential, for Use of the Commission
                                               Only (as Permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material under Rule 14a-12

                      VIRGINIA ELECTRIC AND POWER COMPANY
    -------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials:

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                                [DOMINION LOGO]


                      VIRGINIA ELECTRIC AND POWER COMPANY
                 701 East Cary Street Richmond, Virginia 23219

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To be Held on December 12, 2001

                               ----------------

  A special meeting of the shareholders of Virginia Electric and Power Company will be held at the law offices of McGuireWoods LLP, One James Center, 901 East Cary Street, Richmond, Virginia, on December 12, 2001 at 8:00 a.m., Eastern time, to consider amendments to the Company's Articles of Incorporation, as more fully described in the attached Proxy Statement, and any other business that may properly be presented at the meeting. The amendments, which you can read in full in Attachment A, relate to certain modifications to the following four series of the Company's preferred stock:

  .  October 1988 Series Money Market Cumulative Preferred Stock

  .  June 1989 Series Money Market Cumulative Preferred Stock

  .  September 1992A Series Auction Market Preferred Stock

  .  September 1992B Series Auction Market Preferred Stock

  The holder of the Company's common stock and holders of record of all series of the Company's Preferred Stock at the close of business on November 9, 2001 will be entitled to vote at the meeting or any adjournments or postponements that may take place.

  This Proxy Statement was mailed on November 17, 2001 and, for the reasons stated in it, you are urged to vote FOR the proposals presented.

  YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE MARK, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Patricia A. Wilkerson
                                          Patricia A. Wilkerson
                                          Vice President and Corporate
                                          Secretary

Richmond, Virginia
November 16, 2001

                                PROXY STATEMENT

  The Board of Directors of Virginia Electric and Power Company (the "Company") is soliciting Proxies from the holders (the "Preferred Shareholders") of all series of the Company's preferred stock and encourages you to vote for the proposals presented in this Proxy Statement. The Proxies are to be used at our Special Meeting of Shareholders to be held at the law offices of McGuireWoods LLP, One James Center, 901 East Cary Street, Richmond, Virginia on December 12, 2001, at 8:00 a.m., Eastern time, or any adjournments or postponements of such meeting (the "Special Meeting"). The Record Date is November 9, 2001 for all series of our Preferred Stock. We expect to first mail this Proxy Statement on or about November 17, 2001.

  Our principal executive offices are located at One James River Plaza, 701 East Cary Street, Richmond, Virginia 23219 and our telephone number is (804) 771-3000.

  OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSED AMENDMENTS.

                                    SUMMARY

  The Special Meeting is being held to consider amendments to our Restated Articles of Incorporation, as amended (the "Articles") which would increase the percentages in the definition " 'AA' Rate Multiple" in:

  . Part II of the Articles of Amendment effective October 11, 1988 relating to our October 1988 Series Money Market Cumulative
     Preferred Stock (the "October 1988 Preferred Stock");

  . Part II of the Articles of Amendment effective June 16, 1989 relating to our June 1989 Series Money Market Cumulative Preferred Stock (the "June 1989 Preferred Stock");

  . Part II of the Articles of Amendment effective September 14, 1992 relating to our September 1992A Series Auction Market Preferred Stock (the "September 1992A Preferred Stock"); and

  . Part II of the Articles of Amendment effective September 14, 1992 relating to our September 1992B Series Auction Market Preferred Stock (the "September 1992B Preferred Stock").

  You may call the Corporate Secretary at 804-819-2000 if you have any questions or need assistance in voting your shares. If you need additional copies of this Proxy Statement, the Proxy or other proxy materials, you should contact the Corporate Secretary.

  The above summary is qualified in its entirety by, and you should read carefully, the more detailed information appearing in this Proxy Statement and in Attachment A.

                               VOTING OF SHARES

  For all series of our preferred stock, November 9, 2001 has been fixed as the Record Date for the determination of shareholders entitled to vote at the Special Meeting.

  Our Articles authorize the issuance of 300,000 shares of common stock, no par value, of which 171,484 shares are outstanding. All of the outstanding shares are owned by Dominion Resources, Inc. ("Dominion").

  Our Articles also authorize 10,000,000 shares of preferred stock. As of the Record Date, there were 4,896,130 outstanding shares of our 13 series of preferred stock. Each is an individual series of preferred stock and varies from other series with respect to dividend rates, redemption prices and amounts payable on liquidation.

  As of November 9, 2001 the following series of our preferred stock were outstanding:

                                                                     Number of
                                                                    Outstanding
Series of Preferred Stock                                           Shares(/1/)
-------------------------                                           -----------
$5 Dividend Preferred Stock........................................    106,667
$4.04 Dividend Preferred Stock.....................................     12,926
$4.20 Dividend Preferred Stock.....................................     14,797
$4.12 Dividend Preferred Stock, 1955 Series........................     32,534
$4.80 Dividend Preferred Stock.....................................     73,206
$7.05 Dividend Preferred Stock.....................................    500,000
$6.98 Dividend Preferred Stock.....................................    600,000
January 1987 Series Money Market Cumulative Preferred Stock(/2/)...    306,000
June 1987 Series Money Market Cumulative Preferred Stock(/2/)......    750,000
October 1988 Series Money Market Cumulative Preferred Stock........    750,000
June 1989 Series Money Market Cumulative Preferred Stock...........    750,000
September 1992A Series Auction Market Preferred Stock..............    500,000
September 1992B Series Auction Market Preferred Stock..............    500,000
                                                                     ---------
                                                                     4,896,130
                                                                     =========

--------
(/1/)Each outstanding share is entitled to one vote on all matters to come before the Special Meeting.

(/2/)A notice of full redemption for each of these two series of preferred stock has been published. The redemption dates are December 20, 2001 for the January 1987 Series and December 27, 2001 for the June 1987 Series.

  If you intend to vote at the Special Meeting by proxy, you must use the enclosed Proxy. Shares of our outstanding preferred stock represented by properly executed Proxies received at or prior to the Special Meeting will be voted in accordance with the instructions on the Proxy. If no instructions are indicated, duly executed Proxies will be voted FOR the proposed amendments. It is not anticipated that any other matters will be brought before the Special Meeting; however, the enclosed Proxy gives discretionary authority to the individuals named in the Proxy should any other matters be presented. The proxy holders intend to act on any other matters in their discretion.

  Completing the Proxy will not prevent you from attending the Special Meeting and voting in person. You may revoke your Proxy at any time before it is voted by: writing to our Corporate Secretary, executing a new Proxy with a later date or voting in person by ballot at the Special Meeting.

Pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, a beneficial owner of a security is any person who directly or indirectly has or shares voting or investment power over such security. Because our preferred stock is not ordinarily a voting security, no public filings have been made by any beneficial holders of more than 5% of the shares of our preferred stock. We believe, however, that certain investment banking firms, including Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, may, from time to time, acquire more than 5% of one or more series of our money market and auction market preferred stock.

  Our officers and directors as a group beneficially owned, as of November 9, 2001, no shares of our preferred stock and less than 3% of the total number of shares of the common stock of Dominion.

                      VOTING REQUIREMENTS AND PROCEDURES

  We can only take action on the proposed amendments if the common shareholder and a quorum of Preferred Shareholders is present in person or by proxy at the Special Meeting. Therefore, it is very important that you return your completed and signed Proxy. A majority of the total outstanding shares of preferred stock, constitutes a quorum. Once a share is represented for any purpose at the Special Meeting (other than solely to object to holding the Special Meeting or to transacting business at the Special Meeting), it is deemed present for quorum purposes for the remainder of the Special Meeting. Abstentions will be counted as present for purposes of determining the presence or absence of a quorum. Broker non-votes will not be counted as present for quorum purposes. Broker non-votes are votes that brokers holding shares of record for their customers are not permitted to be cast because the brokers have not received specific instructions from their customers.

  Adoption of each of the proposed amendments requires the approval by holders of each class of our capital stock. Dominion, the owner of all of our outstanding shares of common stock, has advised us that it intends to vote all of the outstanding shares of common stock FOR each proposed amendment.

  In addition to requiring the approval of the Preferred Shareholders as a single class:

  . Proposal 1 requires the approval of the holders of the October 1988
    Preferred Stock;

  . Proposal 2 requires the approval of the holders of the June 1989
    Preferred Stock;

  . Proposal 3 requires the approval of the holders of the September 1992A
    Preferred Stock; and

  . Proposal 4 requires the approval of the holders of the September 1992B
    Preferred Stock.

  Assuming a quorum is present, in person or by proxy, the proposed amendments will be approved if a majority of the shares of Preferred Stock and a majority of the shares of each applicable series represented at the Special Meeting vote FOR the proposed amendments. Therefore, abstentions and failures to vote will have the same effect as a vote against a proposed amendment.

                              PROPOSED AMENDMENTS

Business to Come Before the Special Meeting

  The following proposed amendments (the "Proposed Amendments") to our Articles are the only items of business expected to be presented at the Special Meeting. The complete amendments are set forth in Attachment A to this Proxy Statement.

 Proposal 1

  To amend the Articles to increase the percentages in the definition of "AA" Rate Multiple set forth in the Articles of Amendment relating to the October 1988 Preferred Stock to the percentages set forth below:

      Prevailing Rating                                               Percentage
      -----------------                                               ----------
      AA/aa or Above.................................................    175%
      A/a............................................................    200%
      BBB/baa........................................................    225%
      Below BBB/baa..................................................    250%

 Proposal 2

  To amend the Articles to increase the percentages in the definition of "AA" Rate Multiple set forth in the Articles of Amendment relating to the June 1989 Preferred Stock to the percentages set forth below:

      Prevailing Rating                                               Percentage
      -----------------                                               ----------
      AA/aa or Above.................................................    175%
      A/a............................................................    200%
      BBB/baa........................................................    225%
      Below BBB/baa..................................................    250%

 Proposal 3

  To amend the Articles to make certain conforming technical changes and to increase the percentages in the definition of "AA" Rate Multiple set forth in the Articles of Amendment relating to the September 1992A Preferred Stock to the percentages set forth below:

      Prevailing Rating                                               Percentage
      -----------------                                               ----------
      AA/aa or Above.................................................    175%
      A/a............................................................    200%
      BBB/baa........................................................    225%
      Below BBB/baa..................................................    250%

 Proposal 4

  To amend the Articles to make certain conforming technical changes and to increase the percentages in the definition of "AA" Rate Multiple set forth in the Articles of Amendment relating to the September 1992B Preferred Stock to the percentages set forth below:

      Prevailing Rating                                               Percentage
      -----------------                                               ----------
      AA/aa or Above.................................................    175%
      A/a............................................................    200%
      BBB/baa........................................................    225%
      Below BBB/baa..................................................    250%

Reasons for the Proposed Amendments

  The percentages in the definition of "AA" Rate Multiple for the October 1988 Preferred Stock, June 1989 Preferred Stock, September 1992A Preferred Stock and September 1992B Preferred Stock are no longer the current market standards. The "AA" Rate Multiple acts as an upper limit or cap on the dividend rate established through an auction procedure. It is a percentage applied to the applicable 60-day commercial paper discount rate and has over the last decade served as an adequate limiting mechanism. Recently, however, the 60-day commercial paper discount rates have been at historical lows resulting in auction clearing rates that are, in percentage terms, greater than historical levels and in certain cases higher than the limits originally established for the Company's auction rate preferred stock. The Company wishes to increase the "AA" Rate Multiple to meet the market expectations and ensure a more efficient market for the October 1988 Preferred Stock, June 1989 Preferred Stock, September 1992A Preferred Stock and September 1992B Preferred Stock.

  The Proposed Amendments relating to the September 1992A Preferred Stock and the September 1992B Preferred Stock also include conforming technical changes that clarify the effects of a split in our Prevailing Ratings.

Certain Effects of the Proposed Amendments

  If, on any date on which an auction is held to determine the dividend rate of the October 1988 Preferred Stock, the June 1989 Preferred Stock, the September 1992A Preferred Stock or the September 1992B Preferred Stock, Sufficient Clearing Bids, as described below, do not exist (other than because all of the outstanding shares of such series are the subject of submitted hold orders) the dividend rate for the next succeeding dividend period for such series will be equal to the Maximum Rate. The Maximum Rate of the October 1988 Preferred Stock, the June 1989 Preferred Stock, the September 1992A Preferred Stock or the September 1992B Preferred Stock is the product of the 60-day "AA" Composite Commercial Paper Rate times the "AA" Rate Multiple. Sufficient Clearing Bids will exist if the number of shares of such series that are the subject of submitted bids by potential holders specifying rates not higher than the Maximum Rate equals or exceeds the sum of (i) the number of shares of such series that are the subject of submitted bids by existing holders specifying rates higher than the Maximum Rate and (ii) the number of shares of such series that are the subject of submitted sell orders.

  Following the adoption of the Proposed Amendments, the "AA" Rate Multiple will be increased, resulting in a higher Maximum Rate. As a result of having a higher Maximum Rate, the potential to receive Sufficient Clearing Bids will be increased.

The Board of Directors recommends that you vote FOR the Proposed Amendments.

                            SOLICITATION OF PROXIES

  We will bear the cost of the solicitation of the Proxies. Proxies will be solicited by mail or by telephone. Our officers and employees or affiliates may solicit the Proxies personally or by telephone; these people will receive no additional compensation for these services.

  We have requested that brokerage houses and other custodians, nominees and fiduciaries forward solicitation materials to the beneficial owners of shares of our outstanding Preferred Stock held of record by such persons and will reimburse such brokers and other fiduciaries for their reasonable out-of-pocket expenses incurred in connection with the solicitation.

                        FINANCIAL AND OTHER INFORMATION

  We file annual, quarterly, special reports and other information with the Securities and Exchange Commission. Our SEC filings are available to the public over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file at the SEC's public reference rooms in Washington, D.C., New York, and Chicago. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also read and copy these documents at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

  The SEC allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this proxy statement and later information that we file with the SEC will automatically update or supersede this information. We incorporate by reference the documents listed below and any future filings made with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended:

  . Annual Report on Form 10-K for the year ended December 31, 2000;

  . Quarterly Reports on Form 10-Q for the quarterly periods ended March 31,
    2001, June 30, 2001 and September 30, 2001;

  . Current Report on Form 8-K dated March 26, 2001.

  You may request a copy of these filings, at no cost, by writing or telephoning us at the following address:

                Corporate Secretary
                c/o Shareholder Services
                Virginia Electric and Power Company
                701 East Cary Street
                Richmond, Virginia 23219
                (804) 819-2000

  You should direct any questions or requests for assistance in connection with this Proxy Statement and the accompanying Proxy to the Corporate Secretary at (804) 819-2000. Requests for additional copies of this Proxy Statement, the Proxy or other proxy materials may be directed to the Corporate Secretary. Copies will be furnished to you promptly at our expense.


                             INDEPENDENT AUDITORS

  No representative of Deloitte & Touche LLP, our independent auditors, is expected to be present at the Special Meeting unless prior to the day of the Special Meeting our Corporate Secretary has received written notice from a Preferred Shareholder addressed to the Corporate Secretary at Virginia Electric and Power Company, 701 East Cary Street, Richmond, Virginia 23219, that such Preferred Shareholder will attend the Special Meeting and wishes to ask questions of a representative of Deloitte & Touche LLP.

                              DELIVERY OF PROXIES

  Properly executed Proxies must be received by mail at or prior to the time of the Special Meeting, which will be held on December 12, 2001. Proxies may be mailed to the Company to the attention of the Corporate Secretary. A postage paid return envelope is enclosed for your convenience.

                                 OTHER MATTERS

  The Board of Directors knows of no matter other than the Proposed Amendments to come before the Special Meeting. If any other matters properly come before the Special Meeting or any adjournment or postponement of the Special Meeting, it is intended that the persons designated as proxies in the enclosed Proxy will vote on such matters in their discretion.

                                 ATTACHMENT A

Provisions of the Articles to be modified by the Proposed Amendments

  Unless otherwise defined, capitalized terms used herein are used as defined in the Articles.

Proposal 1

  Paragraph 1(a) in Part II, Certain Definitions, of the Articles of Amendment to the Restated Articles of Incorporation, as amended, of Virginia Electric and Power Company, relating to the designation of the October 1988 Series Money Market Cumulative Preferred Stock, as filed with the State Corporation Commission of the Commonwealth of Virginia on October 11, 1988 is hereby deleted in its entirety and replaced with the following:

(a) " 'AA' Rate Multiple", on any Auction Date, shall mean the percentage determined as set forth below based on the prevailing rating of the New Preferred in effect at the close of business on the Business Day immediately preceding such Auction Date:

Prevailing Rating                                                     Percentage
-----------------                                                     ----------
AA/Aa or Above.......................................................    175%
A/A..................................................................    200%
BBB/Baa..............................................................    225%
Below BBB/Baa........................................................    250%

     For purposes of this definition, the "prevailing rating" of the New Preferred shall be (i) AA/Aa or Above if the New Preferred has a rating of AA- or better by S&P and Aa3 or better by Moody's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute agencies selected as provided below, (ii) if not AA/Aa or Above, then A/A if the New Preferred has a rating of A- or better by S&P and A3 or better by Moody's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not AA/Aa or Above and not A/A, then BBB/Baa if the New Preferred has a rating of BBB- or better by S&P and Baa3 or better by Moody's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below and
  (iv) if not AA/Aa or Above, and not A/A and not BBB/Baa, then Below BBB/Baa. The Company shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for the shares of the New Preferred. If either S&P or Moody's shall not make such a rating available, or neither S&P nor Moody's shall make such a rating available, Lehman Brothers or its successor shall select a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) or two nationally recognized statistical rating organizations to act as substitute rating agency or substitute rating agencies, as the case may be, and the Corporation shall take all reasonable action to enable such rating agency or rating agencies to provide a rating or ratings for the New Preferred.

Proposal 2

  Paragraph 1(a) in Part II, Certain Definitions, of the Articles of Amendment to the Restated Articles of Incorporation, as amended, of Virginia Electric and Power Company, relating to the designation of the June 1989 Series Money Market Cumulative Preferred Stock, as filed with the State Corporation Commission of the Commonwealth of Virginia on June 16, 1989 is hereby deleted in its entirety and replaced with the following:

(a) " 'AA' Rate Multiple", on any Auction Date, shall mean the percentage determined as set forth below based on the prevailing rating of the New Preferred in effect at the close of business on the Business Day immediately preceding such Auction Date:

Prevailing Rating                                                     Percentage
-----------------                                                     ----------
AA/Aa or Above.......................................................    175%
A/A..................................................................    200%
BBB/Baa..............................................................    225%
Below BBB/Baa........................................................    250%

     For purposes of this definition, the "prevailing rating" of the New Preferred shall be (i) AA/Aa or Above if the New Preferred has a rating of AA- or better by S&P and Aa3 or better by Moody's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute agencies selected as provided below, (ii) if not AA/Aa or Above, then A/A if the New Preferred has a rating of A- or better by S&P and A3 or better by Moody's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not AA/Aa or Above and not A/A, then BBB/Baa if the New Preferred has a rating of BBB- or better by S&P and Baa3 or better by Moody's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below and
  (iv) if not AA/Aa or Above, and not A/A and not BBB/Baa, then Below BBB/Baa. The Company shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for the shares of the New Preferred. If either S&P or Moody's shall not make such a rating available, or neither S&P nor Moody's shall make such a rating available, Lehman Brothers or its successor shall select a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) or two nationally recognized statistical rating organizations to act as substitute rating agency or substitute rating agencies, as the case may be, and the Corporation shall take all reasonable action to enable such rating agency or rating agencies to provide a rating or ratings for the New Preferred.

Proposal 3

  Paragraph 1(a) in Part II, Certain Definitions, of the Articles of Amendment to the Restated Articles of Incorporation, as amended, of Virginia Electric and Power Company, relating to the designation of the September 1992A Series Auction Market Preferred Stock as filed with the State Corporation Commission of the Commonwealth of Virginia on September 14, 1992 is hereby deleted in its entirety and replaced with the following:

(a) " 'AA' Rate Multiple", on any Auction Date, shall mean the percentage determined as set forth below based on the prevailing rating of the New Preferred in effect at the close of business on the Business Day immediately preceding such Auction Date:

Prevailing Rating                                                     Percentage
-----------------                                                     ----------
AA/Aa or Above.......................................................    175%
A/A..................................................................    200%
BBB/Baa..............................................................    225%
Below BBB/Baa........................................................    250%

     For purposes of this definition, the "prevailing rating" of the New Preferred shall be (i) AA/Aa or Above if the New Preferred has a rating of AA- or better by S&P and Aa3 or better by Moody's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute agencies selected as provided below, (ii) if not AA/Aa or Above, then A/A if the New Preferred has a rating of A- or better by S&P and A3 or better by Moody's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not AA/Aa or Above and not A/A, then BBB/Baa if the New Preferred has a rating of BBB- or better by S&P and Baa3 or better by Moody's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below and
  (iv) if not AA/Aa or Above, and not A/A and not BBB/Baa, then Below BBB/Baa. The Company shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for the shares of the New Preferred. If either S&P or Moody's shall not make such a rating available, or neither S&P nor Moody's shall make such a rating available, Merrill Lynch, Pierce, Fenner & Smith, Incorporated or its successor shall select a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) or two nationally recognized statistical rating organizations to act as substitute rating agency or substitute rating agencies, as the case may be, and the Corporation shall take all reasonable action to enable such rating agency or rating agencies to provide a rating or ratings for the New Preferred.

Proposal 4

  Paragraph 1(a) in Part II, Certain Definitions, of the Articles of Amendment to the Restated Articles of Incorporation, as amended, of Virginia Electric and Power Company, relating to the designation of the September 1992B Series Auction Market Preferred Stock as filed with the State Corporation Commission of the Commonwealth of Virginia on September 14, 1992 is hereby deleted in its entirety and replaced with the following:

(a) " 'AA' Rate Multiple", on any Auction Date, shall mean the percentage determined as set forth below based on the prevailing rating of the New Preferred in effect at the close of business on the Business Day immediately preceding such Auction Date:

Prevailing Rating                                                     Percentage
-----------------                                                     ----------
AA/Aa or Above.......................................................    175%
A/A..................................................................    200%
BBB/Baa..............................................................    225%
Below BBB/Baa........................................................    250%

     For purposes of this definition, the "prevailing rating" of the New Preferred shall be (i) AA/Aa or Above if the New Preferred has a rating of AA- or better by S&P and Aa3 or better by Moody's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute agencies selected as provided below, (ii) if not AA/Aa or Above, then A/A if the New Preferred has a rating of A- or better by S&P and A3 or better by Moody's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not AA/Aa or Above and not A/A, then BBB/Baa if the New Preferred has a rating of BBB- or better by S&P and Baa3 or better by Moody's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below and
  (iv) if not AA/Aa or Above, and not A/A and not BBB/Baa, then Below BBB/Baa. The Company shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for the shares of the New Preferred. If either S&P or Moody's shall not make such a rating available, or neither S&P nor Moody's shall make such a rating available, Merrill Lynch, Pierce, Fenner & Smith, Incorporated or its successor shall select a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) or two nationally recognized statistical rating organizations to act as substitute rating agency or substitute rating agencies, as the case may be, and the Corporation shall take all reasonable action to enable such rating agency or rating agencies to provide a rating or ratings for the New Preferred.

                                     PROXY

                      VIRGINIA ELECTRIC AND POWER COMPANY
                701 East Cary Street, Richmond, Virginia 23219

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned appoints James F. Stutts, Patricia A. Wilkerson and Henry C. Riely, and any one of them, with full power of substitution, as proxies to vote all the shares of the undersigned at the Special Meeting of Shareholders at the date, time and location set forth in the accompanying Proxy Statement, or any adjournment(s) or postponement(s) thereof.

                                              SHARES REPRESENTED BY PROPERLY
                                            EXECUTED PROXIES WILL BE VOTED IN
                                            ACCORDANCE WITH INSTRUCTIONS
                                            APPEARING ON THE PROXY. IN THE
                                            ABSENCE OF SPECIFIC INSTRUCTIONS,
                                            PROXIES WILL BE VOTED "FOR" THE
                                            FOUR PROPOSALS AND IN THE
                                            DISCRETION OF THE PROXY HOLDERS AS
                                            TO ANY OTHER MATTERS THAT MAY
                                            PROPERLY COME BEFORE THE SPECIAL
                                            MEETING.




  Indicate your vote by an [X]. The Board of Directors recommends voting FOR all Proposals.

For     Against     Abstain
[_]       [_]         [_]        1. Proposal to amend provisions of the
                                    Articles of Incorporation relating to the October 1988 Series Money Market Cumulative Preferred Stock.

[_]       [_]         [_]        2. Proposal to amend provisions of the
                                    Articles of Incorporation relating to the June 1989 Series Money Market Cumulative Preferred Stock.

[_]       [_]         [_]        3. Proposal to amend provisions of the
                                    Articles of Incorporation relating to the September 1992A Series Auction Market Preferred Stock.

[_]       [_]         [_]        4. Proposal to amend provisions of the
                                    Articles of Incorporation relating to the September 1992B Series Auction Market Preferred Stock.

  Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both shareholders should sign.

  When signing in a representative capacity, please give your representative title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

-------------------------------------    -------------------------------------
Signature                      Date      Signature (if held jointly)    Date